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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of HARTMARX CORPORATION, a Delaware corporation, do hereby constitute and appoint GLENN R. MORGAN, TARAS R. PROCZKO and ANDREW A. ZAHR, or either of them, his true and lawful attorney-in-fact and agent, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned, as directors and officers of said corporation, the corporation's Annual Report on Form 10-K, and any and all subsequent amendments thereto, and to file the same or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and do hereby grant unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or either of them might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 17th day of January, 2002.

         /s/ ELBERT O. HAND                             /s/ HOMI B. PATEL
------------------------------------             -------------------------------
           ELBERT O. HAND                                   HOMI B. PATEL
      Chairman, Chief Executive                     President, Chief Operating
          Officer, Director                               Officer, Director


       /s/ SAMAUAL A.T. BAKHSH                         /s/ CHARLES MARSHALL
------------------------------------             -------------------------------
     SAMAUAL A.T. BAKHSH, Director                  CHARLES MARSHALL, Director


        /s/ JEFFREY A. COLE                           /s/ MICHAEL B. ROHLFS
------------------------------------             -------------------------------
      JEFFREY A. COLE, Director                    MICHAEL B. ROHLFS, Director


       /s/ RAYMOND F. FARLEY                          /s/ STUART L. SCOTT
------------------------------------             -------------------------------
     RAYMOND F. FARLEY, Director                    STUART L. SCOTT, Director


       /s/ DONALD P. JACOBS                            /s/ ELLA D. STRUBEL
------------------------------------             -------------------------------
     DONALD P. JACOBS, Director                     ELLA D. STRUBEL, Director


         /s/ ANDREW A. ZAHR                            /s/ GLENN R. MORGAN
------------------------------------             -------------------------------
           ANDREW A. ZAHR                                GLENN R. MORGAN
     Vice President, Controller                     Executive Vice President,
   (Principal Accounting Officer)                    Chief Financial Officer
                                                  (Principal Financial Officer)